UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported):
March 30, 2012
 KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064
(Address of principal executive offices)                 (Zip Code)
Registrant's telephone number, including area code: (310) 481-8400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On March 30, 2012, Kilroy Realty Corporation (the “Company”) and Kilroy Realty, L.P. entered into an amended and restated employment agreement with John B. Kilroy, Jr., which is effective as of January 1, 2012 and amends, supersedes and replaces in its entirety Mr. Kilroy's employment agreement with the Company and Kilroy Realty, L.P. dated January 1, 2007 (as amended and restated, the “Amended Employment Agreement”).
Some of the key differences between the Amended Employment Agreement and the original employment agreement are:

•
Elimination of the “modified single trigger” change in control provision (meaning that Mr. Kilroy can no longer resign without “good reason” in the twelfth month after a change in control of the Company and collect severance).

•	Elimination of tax gross-up payment on his supplemental life insurance premiums.

•
Mr. Kilroy will no longer be entitled to 280G excise tax gross-ups on payments made in connection with payments or benefits payable upon a change in control of our Company, which means that Mr. Kilroy is not entitled to any tax gross-ups on any elements of compensation.

•	Mr. Kilroy's retirement age was extended from age 65 to age 70.

•
The Amended Employment Agreement expands the claw-back provisions of the original employment agreement so that all compensation paid or payable to Mr. Kilroy will be subject to any claw-back policy implemented by the Company to comply with applicable law or regulation (and any claw-back required by applicable law).

•
The term of the Amended Employment Agreement will end on the seventh anniversary of the effective date of the agreement (unless earlier terminated upon a termination of Mr. Kilroy's employment), and will not be subject to automatic extensions.

•
The Amended Employment Agreement required Mr. Kilroy to enter into an amended noncompetition agreement that subjects Mr. Kilroy to restrictions on competition during the term of the Amended Employment Agreement and for a period of three years (rather than one year) following a change in control, which he entered into on March 30, 2012.

In addition, the Amended Employment Agreement increases Mr. Kilroy's annual base salary from $1,050,000 to $1,225,000 and his target annual cash bonus and equity compensation from $5,000,000 to $6,000,000. The Amended Employment Agreement also provides that the Company will no longer pay or reimburse Mr. Kilroy for tax and financial planning services, provides a cap of $130,768 per year on the amount that the Company will pay to cover Mr. Kilroy's supplemental life insurance premiums and provides that the Company will pay up to $150,000 per year to cover Mr. Kilroy's disability insurance premiums. The Amended Employment Agreement does not provide Mr. Kilroy with tax gross-ups on these premium payments and removes his right to receive a gross-up payment on his supplemental life insurance premiums.
Under the Amended Employment Agreement, the following changes were made to the payments and benefits Mr. Kilroy is eligible to receive upon a qualifying termination of employment:

•
As noted above, Mr. Kilroy will no longer have the right to quit for any reason in the twelfth month following a “change in control” (as defined in the Amended Employment Agreement) to receive severance payments and benefits; in addition, a nonextension by the Company of the term of the Amended Employment Agreement will not result in Mr. Kilroy becoming entitled to severance payments and benefits.

•
Upon a termination of employment due to his disability, Mr. Kilroy will be eligible to receive one times (rather than two times) the sum of his annual base salary and his average “annual incentives” (as described below) during the prior five years.

•	Upon a termination of employment due to retirement, Mr. Kilroy will no longer be entitled to automatic vesting of performance-based equity awards.

•
Upon a termination of employment for good reason or without cause, or due to disability or retirement, Mr. Kilroy will be entitled to receive $130,768 per year over the three-year period following the termination date to cover premium payments incurred in connection with his life insurance policy.

•
The “annual incentives” portion of Mr. Kilroy's severance payments will be based on the average “annual incentives” for the prior five calendar years, which “annual incentives” include his annual cash and stock award targets, the fair value of any discretionary equity awards granted to him in the applicable calendar year (other than any equity award granted pursuant to the Company's annual bonus program) and the value of any long-term cash incentive paid to him in the applicable calendar year.

In connection with entering into the Amended Employment Agreement, the Company awarded Mr. Kilroy a restricted stock unit covering 206,477 shares of the Company's common stock (the “RSU”). Fifty-percent of the RSU is eligible to vest in substantially equal annual installments over the seven year term of Mr. Kilroy's Amended Employment Agreement based on the achievement of one of the two following annual performance goals for each annual tranche, subject to Mr. Kilroy's continued employment through each vesting date: (1) achievement of an annual total shareholder return equal to 7.5% for the applicable calendar year, or (2) achievement of a total shareholder return that exceeds the total shareholder return for the SNL U.S. REIT Office Index for the applicable calendar year. Fifty-percent of the RSU is eligible to vest in substantially equal annual installments over the seven year term of Mr. Kilroy's Amended Employment Agreement, subject to Mr. Kilroy's continued employment on the applicable vesting date. The RSU is subject to accelerated vesting upon certain terminations of employment as set forth in the Amended Employment Agreement.
The preceding description of the Amended Employment Agreement is qualified in its entirety by reference to the full text of the Amended Employment Agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K.
Item 9.01     Financial Statements and Exhibits

(d)	Exhibits.

10.1*	Amended and Restated Employment Agreement by and between Kilroy Realty Corporation, Kilroy Realty, L.P. and John B. Kilroy, Jr.
10.2*	Noncompetition Agreement by and between Kilroy Realty Corporation, Kilroy Realty, L.P. and John B. Kilroy, Jr.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President, Chief Accounting Officer and Controller

Date: April 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION
Its general partner

	By:	/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President, Chief Accounting Officer and Controller

Date: April 3, 2012

EXHIBIT INDEX

10.1*	Amended and Restated Employment Agreement by and between Kilroy Realty Corporation, Kilroy Realty, L.P. and John B. Kilroy, Jr.
10.2*	Noncompetition Agreement by and between Kilroy Realty Corporation, Kilroy Realty, L.P. and John B. Kilroy, Jr.
*	Filed herewith.